Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 3, 2018 (this “Amendment”), is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto, the New Lender (as defined below) party hereto, the Lenders who have executed and delivered a Lender Agreement (as defined below), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of March 7, 2017 (as amended by that certain First Amendment to Credit Agreement, dated as of September 25, 2017, the “Existing Credit Agreement”; the Existing Credit Agreement, as modified by this Amendment, the “Credit Agreement”), pursuant to which the Lenders made certain loans to the Borrower as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Existing Credit Agreement;

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to modify the Existing Credit Agreement, in accordance with and subject to the terms and conditions contained herein;

WHEREAS, each Lender under the Existing Credit Agreement (collectively, the “Existing Lenders”) that executes and delivers a Lender Agreement in substantially the form attached hereto as Exhibit A (a “Lender Agreement”) will be deemed to have agreed to the amendments to the Existing Credit Agreement provided for herein on the terms set forth herein and subject to the conditions set forth herein (the “Consenting Lenders”); and

WHEREAS, each Existing Lender that does not execute a Lender Agreement will be deemed not to have agreed to this Amendment and, so long as the Consenting Lenders constitute Required Lenders under the Existing Credit Agreement (as determined immediately prior to giving effect to this Amendment), shall constitute a “Non-Consenting Lender” under the Existing Credit Agreement, and such Non-Consenting Lender shall be subject to the mandatory assignment provisions of Section 5.06(d) of the Existing Credit Agreement (it being understood that the interests, rights and obligations of the Non-Consenting Lenders under the Loan Documents will be assigned to Credit Suisse or its designee (in such capacity, the “New Lender”), in each case, in accordance with Section 5.06(d) of the Existing Credit Agreement and Section 5.1 hereof).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

ARTICLE I

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 1.1.                                 Amendments to Existing Credit Agreement. In reliance upon the representations, warranties and covenants set forth herein, the Existing Credit Agreement is hereby amended as of the Effective Date (as defined below),

(a)                                 by substituting the percentage “2.75%” for the percentage “3.25%” in clause (i) of, and the percentage “1.75%” for the percentage “2.25%” in clause (ii) of, the definition of “Applicable Margin” (the amendments set forth in this Subsection 1.1(a) being hereinafter referred to as the “Rate Modification”); and

(b)                                 by substituting the words “October 3, 2018” for the words “March 26, 2018” in paragraph (c) of Section 5.06.

ARTICLE II

REAFFIRMATION

Section 2.1.                                 Reaffirmation.  In connection with the execution and delivery of this Amendment, (i) each of the Guarantors (a) hereby consents to this Amendment and the transactions and modifications contemplated thereby, (b) hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, if any, under each of the Loan Documents to which it is a party, (c) without limiting the generality of clause (b), hereby ratifies and reaffirms the Guaranty Agreement, (d) acknowledges and agrees that, as of the date hereof, any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment and are hereby reaffirmed and confirmed in all respects, and (e) represents and warrants that all representations and warranties contained in the Guaranty Agreement and each other Loan Document to which it is a party are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Change, in which event such representation and warranty shall be true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Change, in which event such representation and warranty shall be true and correct in all respects) on and as of such earlier date, and (ii) each of the undersigned Loan Parties reaffirms each Lien, if any, it granted pursuant to the Collateral Documents, which Liens continue, as of the date hereof, to be in full force and effect and continue to secure the Obligations, on and subject to the terms and conditions set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents. Without limiting the foregoing each undersigned Loan Party hereby confirms that the Guaranty Agreement and all Collateral Documents, and all Collateral encumbered thereby or pursuant thereto continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the applicable Collateral Documents, the payment and performance of all Obligations, subject, however, in each case, to the limitations set forth herein and therein, as applicable.  Each undersigned Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment.

ARTICLE III

CONDITIONS PRECEDENT TO EFFECTIVENESS

Section 3.1.                                 Effective Date Conditions.  This Amendment shall become effective on the date hereof (the “Effective Date”), provided that the following conditions precedent have been satisfied:

(a)                                 the Borrower, the Guarantors, the Consenting Lenders, the New Lender and the Administrative Agent have each delivered a duly executed counterpart of this Amendment or Lender Agreement to the Administrative Agent;

(b)                                 the Consenting Lenders constitute Required Lenders (as determined immediately prior to giving effect to this Amendment);

(c)                                  the Administrative Agent shall have received a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary or other Authorized Officer of the Borrower, certifying that the organizational documents of the Loan Parties previously delivered to the Administrative Agent on the Closing Date or April 5, 2017, as applicable, have not been amended, supplemented or otherwise modified since such date and remain in full force and effect as of the date hereof;

(d)                                 the Administrative Agent shall have received a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary or other Authorized Officer of the Borrower, certifying as appropriate: (A) as to all corporate action taken by the Borrower in connection with this Amendment, together with copies of such resolutions or written consent; (B) that the names of the Authorized Officers authorized to sign the Amendment and the other Loan Documents and their true signatures have not changed since the Closing Date, and (C) as to copies of its charter documents as in effect on the Effective Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in its state of organization;

(e)                                  the Administrative Agent or its relevant affiliates shall have been paid all fees to the extent required by that certain Engagement Letter, dated March 21, 2018 (the “Engagement Letter”), by and among Credit Suisse Securities (USA) LLC, Credit Suisse and the Borrower, as of the Effective Date;

(f)                                   the representations and warranties made by each Loan Party in or pursuant to this Amendment, the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Change, in which event such representation and warranty shall be true and correct in all respects) on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Change, in which event such representation and warranty shall be true and correct in all respects) as of such earlier date;

(g)                                  the Administrative Agent shall have been paid all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom, LLP, as counsel to the Administrative Agent, and all unpaid and invoiced fees previously submitted to the Borrower in connection with the Existing Credit Agreement), in each case, to the extent required by the Engagement Letter or Section 11.03 of the Existing Credit Agreement and, in each case, invoiced at least two (2) Business Days prior to the Effective Date;

(h)                                 no Default or Event of Default has occurred and is continuing on the Effective Date;

(i)                                     the Borrower has delivered to the Administrative Agent a certification (substantially in the form attached hereto as Exhibit B) that the conditions precedent set forth in clauses (f), and (h), of this Section 3.1 have been fully satisfied;

(j)                                    commitments satisfactory to the New Lender shall have been obtained from financial institutions permitted by Section 11.08 of the Existing Credit Agreement to be assignees of the Initial Term Loans in an aggregate amount sufficient to acquire by assignment the Initial Term Loans acquired by the New Lender pursuant to the terms hereof;

(k)                                 each Non-Consenting Lender shall have been paid or, concurrent with the effectiveness of the amendments set forth in Section 1.1, are paid the Purchase Price (as defined below) (or the Administrative Agent has received such funds on behalf of the Non-Consenting Lenders);

(l)                                     the Borrower shall have paid the Administrative Agent (on behalf of the Lenders) accrued interest on all outstanding Initial Term Loans (whether or not then due); and

(m)                             the Borrower shall have paid to the Administrative Agent (on behalf of the Non-Consenting Lenders) any other amounts (other than the Purchase Price (as defined below)) payable to such Non-Consenting Lender under the Loan Documents as of the Effective Date (including any amounts that have been notified to the Borrower by any Non-Consenting Lender (or the Administrative Agent on behalf of such Non-Consenting Lender) as being due and payable pursuant to Section 5.10 of the Existing Credit Agreement) (such amounts, the “Other Amounts”).

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

The Borrower represents, warrants and covenants, as applicable, that:

Section 4.1.                                 Organization and Qualification.  Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

Section 4.2.                                 Power and Authority. Each Loan Party has full power to enter into, execute, deliver and carry out this Amendment and each other agreement or instrument contemplated hereby to which it is or will be a party, and all such actions have been duly authorized by all necessary proceedings on its part.

Section 4.3.                                 Validity and Binding Effect. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of this Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance.

Section 4.4.                                 No Conflict. Neither the execution and delivery of this Amendment by any Loan Party, nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof by any of them will (a) conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or any Subsidiary of any Loan Party or (ii) except as would not reasonably be expected to result in Material Adverse Change, any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any Subsidiary of any Loan Party is a party or by which any Loan Party or any Subsidiary of any Loan Party is bound or subject to, or (b) result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any Subsidiary of any Loan Party (other than the Liens granted under the Loan Documents and Permitted Liens securing any ABL Facility).

Section 4.5.                                 Consents and Approvals.  No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is necessary under any Law in connection with the execution, delivery and carrying out of this Amendment by any Loan Party or the transactions contemplated hereunder, except for any consents (i) that have been obtained prior to the Effective Date and are in full force and effect or (ii) of which the failure to obtain would not reasonably be expected to result in a Material Adverse Change.

Section 4.6.                                 Solvency.  As of the Effective Date, after giving effect to the Amendment and the transactions contemplated hereunder, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

Section 4.7.                                 Representations and Warranties.  Each of the representations and warranties made by such Loan Party in Article 6 of the Existing Credit Agreement and in or pursuant to the Loan Documents are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Change, in which event such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Change, in which event such representation and warranty shall be true and correct in all respects) as of such earlier date.

Section 4.8.                                 No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, or, after giving effect to this Amendment and the transactions contemplated hereunder, will result from the consummation of the transactions contemplated hereunder.

ARTICLE V

ASSIGNMENTS AND ADJUSTMENTS TO LOANS

Section 5.1.                                 Assignments; Reallocations of Loans and Commitments.

(a)                                 The Borrower hereby elects, pursuant to Section 5.06(d) of the Credit Agreement, to replace each Non-Consenting Lender with the New Lender as of the Effective Date.

(b)                                 Pursuant to Section 5.1(a) hereof and Section 5.06(d) of the Credit Agreement, on the Effective Date, each Non-Consenting Lender shall, upon notice from the Administrative Agent to such Non-Consenting Lender, be deemed to have assigned and delegated its Initial Term Loans to the New Lender, as assignee, at a purchase price equal to par (the “Purchase Price”).  On and as of the Effective Date, immediately after giving effect to the provisions of Section 5.1(a) hereof, the New Lender shall pay to each Non-Consenting Lender an amount equal to its applicable outstanding Initial Term Loans at the Purchase Price for such Initial Term Loans.  By receiving such Purchase Price for its Initial Term Loans, the accrued interest thereon and any applicable Other Amounts, each Non-Consenting Lender shall automatically be deemed to have assigned its Initial Term Loans pursuant to the terms of an Assignment and Acceptance, and accordingly no other action by such Non-Consenting Lenders shall be required in connection therewith.  Upon payment to a Non-Consenting Lender of the Purchase Price for its Initial Term Loans, the accrued interest thereon and any applicable Other Amounts, such Non-Consenting Lender shall automatically cease to be a Lender under the Credit Agreement.

(c)                                  Subject to the terms and conditions set forth herein, on the Effective Date, the New Lender, as assignee, agrees to acquire by assignment from the Non-Consenting Lenders, at the Purchase Price, Initial Term Loans in an aggregate principal amount not to exceed the amount set forth on the New Lender’s signature page hereto.

(d)                                 The New Lender, by delivering its signature page to this Amendment and acquiring by assignment the Initial Term Loans in accordance with this Section 5.1, shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment and each other Loan Document required to be approved by any Lenders on the Effective Date.

(e)                                  The transactions described in this Section 5.1 will be deemed to satisfy the requirements of Section 5.06(d) and Section 11.08(b) of the Credit Agreement in respect of the assignment of the Initial Term Loans, and this Amendment will be deemed to be an Assignment and Acceptance with respect to such assignments.

(f)                                   Each of the parties hereto hereby agrees that the New Lender shall have all the rights and obligations of a Lender under the Credit Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1.                                 Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Amendment.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 6.2.                                 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns permitted under Section 11.08 of the Credit Agreement.

Section 6.3.                                 Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 6.4.                                 Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 6.5.                                 Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower (for itself and on behalf of the Loan Parties) and the Administrative Agent.  Delivery of an executed signature page to this Amendment by facsimile transmission or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Amendment.

Section 6.6.                                 Governing Law; Submission To Jurisdiction; Waivers.

(a)                                 GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)                                 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  Sections 11.11(b) through (e) of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis.

[Remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ARCH COAL, INC., as the Borrower

By:	/s/ John T. Drexler
Name: John T. Drexler
Title: Senior Vice President & Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

ACI TERMINAL, LLC
ALLEGHENY LAND LLC
ARCH COAL SALES COMPANY, INC.
ARCH COAL GROUP, LLC
ARCH COAL WEST, LLC
ARCH ENERGY RESOURCES, LLC
ARCH OF WYOMING, LLC
ARCH RECLAMATION SERVICES LLC
ARCH WESTERN ACQUISITION CORPORATION
ARCH WESTERN ACQUISITION, LLC
ARCH WESTERN BITUMINOUS GROUP, LLC
ARCH WESTERN RESOURCES, LLC
ARK LAND LLC
ARK LAND KH LLC
ARK LAND LT LLC
ARK LAND WR LLC
ASHLAND TERMINAL, INC.
CATENARY COAL HOLDINGS LLC
COALQUEST DEVELOPMENT LLC
HUNTER RIDGE COAL LLC
HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE LLC
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC
ICG EASTERN LAND, LLC
ICG EASTERN, LLC
ICG ILLINOIS, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
ICG, LLC
INTERNATIONAL ENERGY GROUP, LLC
MARINE COAL SALES LLC
MINGO LOGAN COAL LLC
MOUNTAIN COAL COMPANY, L.L.C.
MOUNTAIN MINING LLC
MOUNTAINEER LAND LLC
OTTER CREEK COAL, LLC
PRAIRIE HOLDINGS, INC.
SHELBY RUN MINING COMPANY, LLC
SIMBA GROUP LLC
THUNDER BASIN COAL COMPANY, L.L.C.
TRITON COAL COMPANY, LLC
UPSHUR PROPERTY LLC
WESTERN ENERGY RESOURCES LLC
ARCH COAL OPERATIONS LLC

[Signature Page to Second Amendment to Credit Agreement]

ARCH LAND LLC
MEADOW COAL HOLDINGS, LLC
COAL-MAC LLC
each as a Guarantor

By:	/s/ John T. Drexler
Name:	John T. Drexler
Title:	Vice President & Treasurer

BRONCO MINING COMPANY LLC
HAWTHORNE COAL COMPANY LLC
JULIANA MINING COMPANY LLC
KING KNOB COAL CO. LLC
MELROSE COAL COMPANY LLC
MOUNTAIN GEM LAND LLC
PATRIOT MINING COMPANY LLC
VINDEX ENERGY LLC
WHITE WOLF ENERGY LLC
WOLF RUN MINING LLC
each as a Guarantor

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Director/Manager

[Signature Page to Second Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent and as the Collateral Agent

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the New Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

Maximum Aggregate Principal Amount of Initial Term Loans to be Assigned to the New Lender:

$81,840,843.58

[Signature Page to First Amendment to Credit Agreement]

Exhibit A

LENDER AGREEMENT

Reference is hereby made to the SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 3, 2018 (the “Amendment”), by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party thereto, the New Lender party thereto, the Lenders executing and delivering this Lender Agreement, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders.  Capitalized terms used in this agreement but not defined herein have the meanings assigned to them in the Amendment.

By its signature below, the undersigned hereby

(a)                                 consents and agrees to the Amendment;

(b)                                 acknowledges that it has received a copy of the Amendment together with all Exhibits thereto and such other documents and information as it has deemed appropriate to make its own decision to enter into the Amendment and provide the consents set forth above;

(c)                                  authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Existing Credit Agreement, to execute the Amendment on its behalf as if it were a party thereto; and

(d)                                 represents that it is an Existing Lender under the Existing Credit Agreement.

[Signature Page Follows]

[NAME OF INSTITUTION]

By:
Name:
Title:

For Institutions requiring a second signature line:

By:
Name:
Title:

[Lender Agreement Signature Page]

Exhibit B

OFFICER’S CERTIFICATE

April 3, 2018

This Officer’s Certificate (this “Officer’s Certificate”) is being delivered pursuant to Section 3.1(i) of that certain Second Amendment to Credit Agreement, dated as of the date hereof (the “Amendment”), by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party thereto, the New Lender party thereto, each of the Lenders party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders, which amends certain provisions of that certain Credit Agreement, dated as of March 7, 2017 (as amended by that certain First Amendment to Credit Agreement, dated as of September 25, 2017, the “Existing Credit Agreement”; the Existing Credit Agreement, as modified by the Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent and the other parties thereto.  All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned, [            ], [       ] of the Borrower, hereby certifies to the Administrative Agent, solely in [his/her] official capacity on behalf of the Borrower and not in an individual capacity, as follows:

1.                                      On and as of the date hereof, the conditions precedent set forth in clauses (f) and (h) of Section 3.1 of the Amendment have been fully satisfied.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has, with the intent to bind the Borrower in his official capacity (and not himself individually), hereunto set his name to this Officer’s Certificate as of the date first written above.

ARCH COAL, INC.

Name:
Title:

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